Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 6 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 11, 2020
among
NOVELIS INC.,
as Canadian Borrower,
NOVELIS CORPORATION
as a U.S. Borrower,
THE OTHER U.S. SUBSIDIARIES OF CANADIAN BORROWER
PARTY HERETO AS U.S. BORROWERS,
NOVELIS UK LTD,
as a U.K. Borrower,
NOVELIS AG,
as a Swiss Borrower,
NOVELIS DEUTSCHLAND GMBH,
as a German Borrower,
THE OTHER BORROWERS PARTY HERETO,
AV METALS INC.,
THE OTHER GUARANTORS PARTY HERETO,
THE THIRD PARTY SECURITY PROVIDER,
THE LENDERS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, and as Collateral Agent.

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This AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 11, 2020, is entered into among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at Two Alliance Center, 3560 Lenox Road, Suite 2000, Atlanta, GA 30326, USA (the “Canadian Borrower”), NOVELIS CORPORATION, as a U.S. borrower, the other U.S. borrowers party thereto (collectively, the “U.S. Borrowers”), NOVELIS UK LTD, as a U.K. borrower (“Novelis UK”), NOVELIS AG, as a Swiss borrower (“Novelis AG”), NOVELIS DEUTSCHLAND GMBH, as a German borrower (“Novelis Deutschland”), AV METALS INC., a corporation formed under the Canada Business Corporations Act (“Holdings”), the other LOAN PARTIES (as defined in the Amended Credit Agreement referred to below), NOVELIS ITALIA S.P.A. (the “Third Party Security Provider”), the LENDERS party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”), and as collateral agent (in such capacity, and together with its successors in such capacity, “Collateral Agent”).
RECITALS
WHEREAS, the Borrowers, Holdings, the other Loan Parties, the Administrative Agent, the Collateral Agent, the lenders party thereto, and the other parties from time to time party thereto, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 6, 2014 (as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of September 14, 2017, as further amended by Amendment No. 2 to Second Amended and Restated Credit Agreement and Amendment to U.S. Security Agreement, dated as of April 15, 2019, as further amended by Amendment No. 3 to Second Amended and Restated Credit Agreement, dated as of December 20, 2019, as further amended by Amendment No. 4 to Second Amended and Restated Credit Agreement and Amendment No. 2 to U.S. Security Agreement, dated as of February 21, 2020, as further amended by Amendment No. 5 to Second Amended and Restated Credit Agreement, dated as of August 25, 2020, and as further as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, and as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Third Party Security Provider has pledged certain assets to secure the Secured Obligations;
WHEREAS, the Borrowers have requested amendments to the Credit Agreement as herein set forth;
WHEREAS, the U.S. Borrowers and the other Guarantors party to the U.S. Security Agreement (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) have entered into or joined the U.S. Security Agreement in order to induce the Lenders to make Loans, and each Reaffirming Party desires to reaffirm the security interest granted pursuant to the U.S. Security Agreement;
WHEREAS, the Reaffirming Parties expect to realize, or have realized, substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby; and
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WHEREAS, the Borrowers, Holdings, the other Loan Parties, the Administrative Agent, the Collateral Agent, and each lender party hereto, have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.
Section 2.Amendments. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(i)Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
a.    Amendment No. 6” means that certain Amendment No. 6 to Second Amended and Restated Credit Agreement, dated as of December 11, 2020, among Holdings, the Borrowers party thereto, the other Loan Parties party thereto, Novelis Italia, S.p.A., as third party security provider, the Administrative Agent, the Collateral Agent, and each Lender party thereto.
i.“Amendment No. 6 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 6.
ii.“Logan Joint Venture Arrangement” means the production joint venture arrangement with Tri Arrows Aluminum Inc. governed by the terms of the Logan Joint Venture Agreement, dated January 18, 1985, between Novelis Corporation, as successor in interest to Alcan Aluminum Corporation, and Tri Arrows Aluminum Inc. (“Tri Arrows”), as successor in interest to Arco Logan Inc., as amended and supplemented from time to time.
iii.“Logan Joint Venture Licenses” means the non-exclusive licenses in favor of Novelis Corporation or any other Company from Logan or Tri-Arrows of intellectual property owned by Logan or Tri-Arrows and subject to restrictions under the Logan Joint Venture Arrangement.
b.[intentionally omitted].
c.Section 2.01(d)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(iii) an Unpaid Supplier Reserve and a Reserve against prior claims of Logan against Eligible Inventory included in the Borrowing Base,”
d.Section 5.11(b) of the Credit Agreement is hereby amended by replacing the words “, subject to clause (j) below,” with “, subject to clauses (j) and (k) below,”.
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e.Clause (s) of Section 6.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(s) (1) any encumbrance or restriction (including put and call agreements) solely in respect of the Equity Interests of any Joint Venture or Joint Venture Subsidiary that is not a Loan Party, contained in such Joint Venture’s or Joint Venture Subsidiary’s Organizational Documents or the joint venture agreement or stockholders agreement in respect of such Joint Venture or Joint Venture Subsidiary and (2) to the extent constituting Liens, any encumbrance or restriction imposed by the Logan Joint Venture Arrangement on the Logan Joint Venture Licenses or the assets (other than Inventory) of Novelis Corporation that, in the ordinary course of business and consistent with past practice, are located at the Logan Location for use or processing by Logan;”
f.Clause (vii) of Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(vii) customary provisions in asset sale and stock sale agreements and other similar agreements relating to the sale of any property permitted under Section 6.06 pending the consummation of such sale, in each case that provide for restrictions of the type described in clauses (a), (b) and (c) above, solely with respect to the assets or persons subject to such sale agreements;”
g.Clause (ix) of Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(ix) without affecting the Loan Parties’ obligations under Section 5.11, customary provisions in partnership agreements, shareholders’ agreements, joint venture agreements, limited liability company organizational governance documents and other Organizational Documents, entered into in the ordinary course of business (or in connection with the formation of such partnership, joint venture, limited liability company or similar person) that (A) restrict the transfer of Equity Interests in such partnership, joint venture, limited liability company or similar person, (B) in the case of any Joint Venture or Joint Venture Subsidiary that is not a Loan Party, provide for other restrictions of the type described in clauses (a), (b) and (c) above, solely with respect to the Equity Interests in, or property held by, such Joint Venture or Joint Venture Subsidiary, or (C) in the case of the Logan Joint Venture Arrangement, provide for other restrictions of the type described in clauses (a), (b) and (c) above, solely with respect to the Logan Joint Venture Licenses or the assets (other than Inventory) of Novelis Corporation that, in the ordinary course of business and consistent with past practice, are located at the Logan Location for use or processing by Logan in accordance with the terms of the Logan Joint Venture Arrangement;”
h.Section 6.15(a) of the Credit Agreement is hereby amended by deleting the word “and” immediately prior to clause (vi) and inserting the following provision as clause (vii) thereof:
“and (vii) the merger of Aleris German GP Holdco with Aleris Germany; provided that (x) Aleris Germany is the surviving entity, (y) such merger does not violate any requirement of Applicable Law and (z) such merger is not otherwise prohibited by this Agreement.”
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i.Clause (6)(f) of Section 6.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(f) is contained in any joint venture, shareholders agreement, limited liability operating agreement or other Organizational Document governing a Joint Venture or Joint Venture Subsidiary which (x) limits the ability of an owner of an interest in a Joint Venture or Joint Venture Subsidiary to encumber its ownership interest therein or (y) in the case of the Logan Joint Venture Arrangement, limits the ability of Novelis Corporation or Logan to encumber the Logan Joint Venture Licenses or the assets of Novelis Corporation (other than Inventory) that, in the ordinary course of business and consistent with past practice, are located at the Logan Location for use or processing by Logan in accordance with the terms of the Logan Joint Venture Arrangement;”
j.The final sentence of Section 6.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Notwithstanding anything in this Agreement or any other Loan Document to the contrary, enter into or suffer to exist any agreement, instrument, deed or lease that creates or purports to create a Lien upon (i) the Equity Interests owned by Aleris Germany in Aleris German GP Holdco, (ii) the Equity Interests owned by Aleris German GP Holdco in Aleris Deutschland Vier GmbH & Co. KG, except, in the case of clauses (i) and (ii), to the extent not prohibited under the Revolving Credit Loan Documents and the Secured Term Loan Documents or (iii) the assets of Novelis Corporation located at the Logan Plant that constitute Excluded Property (other than any Lien in favor of Logan or Tri-Arrows (or any successor of Tri-Arrows as Joint Venture partner in Logan) pursuant to the Logan Joint Venture Arrangement) unless a Lien (subject to the Intercreditor Agreement) has been granted in favor of the Collateral Agent to secure the Secured Obligations.”
k.Section 11.15 is amended and restated in its entirety as follows:
“SECTION 11.15 Electronic Execution of Amendments. Any amendment, waiver or other modification to this Agreement or any other Loan Document may, with the consent of the Administrative Agent (which consent may be conclusively evidenced by affixing the signature of the Administrative Agent to any such document), be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on any amendment, waiver or other modification to this Agreement or any other Loan Document.”
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Section 3.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Required Lenders party hereto:
a.Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider, the Required Lenders, the Administrative Agent, and the Collateral Agent.
b.Payment of and Expenses. The Administrative Agent shall have received expenses (including the reasonable fees and expenses of legal counsels) in connection with this Amendment for which invoices have been presented, at least one Business Day prior to the Amendment Effective Date, in connection with this Amendment.
c.Representations and Warranties. Each of the representations and warranties contained in Section 4 below and in any other Loan document shall be true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof.
d.No Default or Event of Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.
Section 4.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and each Lender as follows:
a.After giving effect to this Amendment, each of the representations and warranties in the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.
b.The execution and delivery by the Canadian Borrower, each other Loan Party and the Third Party Security Provider of this Amendment, and the performance of this Amendment and the Amended Credit Agreement by the Canadian Borrower, each other Loan Party and the Third Party Security Provider, in each case have been duly authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents.
c.This Amendment has been duly executed and delivered by the Canadian Borrower, each other Loan Party and the Third Party Security Provider, and each of this Amendment and the Amended Credit Agreement constitutes the Canadian Borrower’s, such Loan Party’s or such Third Party Security Provider’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency,
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reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
d.Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
Section 5.Continuing Effect; Liens and Guarantees; No Novation.
a.Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment and the Amended Credit Agreement. Each of the Loan Parties and the Third Party Security Provider hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
b.Holdings and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and the Amended Credit Agreement and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. Each Borrower hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
c.Holdings, the Canadian Borrower, each other Loan Party and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, the Canadian Borrower, any other Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, the Canadian Borrower, any other Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement.
d.Without limiting the generality of this Section 5 or Section 6, (i) neither this Amendment, the Amended Credit Agreement, nor any other Loan Document entered into in connection herewith or therewith, shall extinguish the “Secured Obligations” (or any term of like import) as defined or referenced in each Security Agreement, or the “Secured Obligations” under and as defined in the Credit Agreement (collectively, the “Loan Document Secured Obligations”), or discharge or release the priority of any Loan Document, and any security interest previously granted pursuant to each Loan Document is hereby reaffirmed and each such security interest continues in effect and secures the Loan Document Secured Obligations, (ii) nothing contained
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herein, in the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith shall be construed as a substitution or novation of all or any portion of the Loan Document Secured Obligations or instruments securing any of the foregoing, which shall remain in full force and effect and shall continue as obligations under the Amended Credit Agreement, and (iii) nothing implied in this Amendment, the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith, or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party or the Third Party Security Provider from any of its Loan Document Secured Obligations, it being understood that such obligations shall continue as obligations under the Amended Credit Agreement.
Section 6.U.S. Reaffirmation.
a.The Reaffirming Parties hereby confirm their respective guarantees, assignments, pledges and grants of security interests, as applicable, under the U.S. Security Agreement, and agree that such guarantees, assignments, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent for the benefit of the Secured Parties.
b.Each Reaffirming Party hereby confirms and agrees that the “Secured Obligations” (or any term of like import) as defined or referenced in the U.S. Security Agreement will include the “Secured Obligations” as defined in the Credit Agreement.
Section 7.Reference to and Effect on the Loan Documents.
a.Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The Amendments provided for herein and in the annexes and exhibits hereto are limited to the specific provisions of the Credit Agreement specified herein and therein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement as amended hereby or thereby, or the same sections or any provision of any other Loan Document for any other date or purpose.
b.The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
c.The execution and delivery of this Amendment by any Loan Party or Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or Third Party Security Provider is not a party.
d.This Amendment shall constitute a Loan Document.
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Section 8.Further Assurances. The Canadian Borrower, each other Loan Party and the Third Party Security Provider hereby agrees to execute any and all further documents, agreements and instruments and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment, including to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, agreements and instruments, and to file all financing statements deemed by the Administrative Agent to be reasonably necessary or advisable in connection with this Amendment.
Section 9.Counterparts.
a.This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to the Administrative Agent under this Amendment.
b.This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page and any notices as set forth herein shall constitute receipt by the Administrative Agent and shall be as effective as delivery of a manually executed counterpart of the Amendment or notice.
Section 10.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Section 11.Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 12.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS
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CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date first indicated above.

NOVELIS INC., as the Canadian Borrower, Administrative Borrower and a Canadian Guarantor
By: __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory
AV METALS INC., as Holdings and a Canadian Guarantor
By: __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS CORPORATION, as a U.S. Borrower and a Guarantor
By: __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Borrower and a Guarantor
By: __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Assistant Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS SOUTH AMERICA HOLDINGS LLC, as a U.S. Borrower and a Guarantor

By: __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS HOLDINGS INC.,
as a U.S. Borrower and a Guarantor
By: __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS UK LTD, as U.K. Borrower and a U.K. Guarantor
By: __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Attorney
NOVELIS EUROPE HOLDINGS LIMITED,
as a U.K. Guarantor
By: __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Attorney
NOVELIS SERVICES LIMITED,
as a U.K. Guarantor
By: __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS AG, as Swiss Borrower, a European Administrative Borrower and a Swiss Guarantor
By:    __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS SWITZERLAND SA,
as a Swiss Guarantor
By:    __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

4260848 CANADA INC., as a Canadian Guarantor
By:    __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory
4260856 CANADA INC., as a Canadian Guarantor
By:    __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory
8018227 CANADA INC., as a Canadian Guarantor
By:    __/s/ Gregg Murphey______
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNED AND DELIVERED AS A DEED
for and on behalf of NOVELIS ALUMINIUM HOLDING UNLIMITED COMPANY by its lawfully appointed attorney,
as Irish Guarantor
in the presence of:
By:        /s/ Gregg Murphey
Name:        Gregg Murphey
Title:        Attorney
witness:
By:        /s/ Teresa Murphey
Name:        Teresa Murphey
Title:        Spouse

Address: 3347 Osborne Rd, Brookhaven, GA 30319

Occupation: HR Consultant
[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DEUTSCHLAND GMBH,
as German Borrower and a German Guarantor

By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Person Authorized
NOVELIS SHEET INGOT GMBH,
as a German Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Person Authorized

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DO BRASIL LTDA.,
as Brazilian Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact
witness:
By:        /s/ Jennifer Maxwell
Name:    Jennifer Maxwell
Title:    Project Manager
witness:
By:        /s/ Chirag P. Shah
Name:    Chirag P. Shah
Title:    Assistant General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS PAE S.A.S., as French Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS MEA LTD, a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre,
as Dubai Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS ITALIA S.P.A., as Third Party Security Provider
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ALERIS CORPORATION, as a U.S. Borrower and a Guarantor
By:        /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS INTERNATIONAL, INC., as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ROLLED PRODUCTS, INC., as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

UWA ACQUISITION CO., as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

NAME ACQUISITION CO., as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ALERIS OHIO MANAGEMENT, INC., as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

INTL ACQUISITION CO., as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ROLLED PRODUCTS, LLC, as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ROLLED PRODUCTS SALES CORPORATION, as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

IMCO RECYCLING OF OHIO, LLC, as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NICHOLS ALUMINUM-ALABAMA LLC, as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

NICHOLS ALUMINUM LLC, as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS WORLDWIDE, INC., as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS RM, INC., as a U.S. Borrower and a Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ALERIS DEUTSCHLAND HOLDING GMBH, as a German Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Person Authorized

ALERIS DEUTSCHLAND VIER GMBH & CO. KG, as a German Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Person Authorized

ALERIS ROLLED PRODUCTS GERMANY GMBH, as a German Borrower and a German Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Person Authorized

ALERIS CASTHOUSE GERMANY GMBH, as a German Borrower and a German Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Person Authorized

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

DUTCH ALUMINUM C.V., as a Dutch Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ALUMINUM NETHERLANDS B.V., as a Dutch Guarantor

By: _____/s/ Gregg Murphey_________
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Collateral Agent and as a Lender
By: _____/s/ Roberto M. Ruiz__________
    Name: Roberto M. Ruiz
    Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ABN AMRO Capital USA LLC, as a Lender
By:	/s/ Jamie Matos
Name: Jamie Matos Title: Director
By:	/s/ Amit Wynalda
Name: Amit Wynalda Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Bank of America, N.A., as a Lender
By:	/s/ John Olsen
Name: John Olsen Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Bank of Montreal Chicago Branch., as a Lender
By:	/s/ Dan Duffy
Name: Dan Duffy Title: Authorized Signer

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF MONTREAL, London Branch, as a Lender
By:	/s/ Tom Woolgar
Name: Tom Woolgar Title: Managing Director
By:	/s/ Scott Matthews
Name: Scott Matthews Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Barclays Bank PLC, as a Lender
By:	/s/ Komal Ramkirath
Name: Komal Ramkirath Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BNP Paribas, as a Lender
By:	/s/ John McCulloch
Name: John McCulloch Title: Vice President
By:	/s/ Mark Scioscia
Name: Mark Scioscia Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender
By:	/s/ Brendan Mackay
Name: Brendan Mackay Title: Vice President & Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Doreen Barr
Name: Doreen Barr Title: Authorized Signatory
By:	/s/ Andrew Griffin
Name: Andrew Griffin Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Philip Tancorra
Name: Philip Tancorra Title: Vice President philip.tancorra@db.com 212-250-6576
By:	/s/ Michael Strobel
Name: Michael Strobel Title: Vice President michael-p.strobel@db.com 212-250-0939

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC Bank USA, N.A, as a Lender
By:	/s/ Dilip Chaini
Name: Dilip Chaini Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ING Capital LLC, as a Lender
By:	/s/ Jeff Chu
Name: Jeff Chu Title: Director
By:	/s/ Michael Chen
Name: Michael Chen Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A. as a Lender
By:	/s/ Oswin Joseph
Name: OSWIN JOSEPH Title: VICE PRESIDENT

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Tim Kok
Name: Tim Kok Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC Bank, N.A., as a Lender
By:	/s/ Jay Hooper
Name: Jay Hooper Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Regions Bank, as a Lender
By:	/s/ Liz Waller
Name: Liz Waller Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SOCIETE GENERALE, as a Lender
By:	/s/ Michiel V.M. Van Der Voort
Name: MICHIEL V.M. VAN DER VOORT Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Standard Chartered Bank, as a Lender
By:	/s/ Ambrish Mathur
Name: Ambrish Mathur Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]